                                                                  EXHIBIT 10(c)












                          FIRST COMMERCIAL CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                      FOR
                               C. BARNETT GRACE
















                          This Instrument Prepared By:

                              Joseph B. Hurst, Jr.

                            Friday, Eldredge & Clark

                         2000 First Commercial Building

                             400 West Capitol Avenue

                        Little Rock, Arkansas  72201-3493

                                 (501) 370-1590

                               TABLE OF CONTENTS
                               -----------------

PREAMBLE


ARTICLE I - DEFINITIONS

1.01  Change in Control
1.02  Code
1.03  Effective Date
1.04  Employee
1.05  Employer
1.06  ERISA
1.07  Normal Retirement Date
1.08  Plan
1.09  Plan Administrator
1.10  Retirement Committee
1.11  Retirement Plan
1.12  Trust
1.13  Trustee
1.14  Year of Service


ARTICLE II - RETIREMENT BENEFIT

2.01  Retirement Date
2.02  Retirement Benefit
2.03  Termination Prior to Normal Retirement Date
2.04  Commencement of the Retirement Benefit
2.05  Form of the Retirement Benefit
2.06  Actuarial Adjustment of the Retirement Benefit


ARTICLE III - DEATH BENEFIT

3.01  Death Benefit
3.02  Death Prior to Normal Retirement Date
3.03  Commencement of the Death Benefit
3.04  Actuarial Adjustment of the Death Benefit


ARTICLE IV - ADMINISTRATION

4.01  Fiduciaries
4.02  Powers and Responsibilities of the Employer
4.03  Plan Administrator
4.04  Powers and Responsibilities of the Plan Administrator
4.05  Voting of Securities
4.06  Decisions of the Plan Administrator
4.07  Records and Statements
4.08  Payment of Expenses
4.09  Benefit Claims Procedure
4.10  Claims Review Procedure
4.11  Unclaimed Benefits
4.12  Indemnification


ARTICLE V - FUNDING AND RELATED MATTERS

5.01  Compliance With Applicable Law
5.02  General Unsecured Contractual Obligation
5.03  Rabbi Trust
5.04  Protective Clause


ARTICLE VI - AMENDMENT

6.01  Amendment


ARTICLE VII - MISCELLANEOUS

7.01  Limitation of Rights; Employment Relationship
7.02  Limitation on Assignment
7.03  Representations
7.04  Other Retirement Plans
7.05  Reporting Requirements
7.06  Binding
7.07  Severability
7.08  Governing Law
7.09  Arbitration
7.10  Entire Agreement


EXECUTION PAGE

EXHIBIT "A" - SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN TRUST

                          FIRST COMMERCIAL CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                                      FOR
                               C. BARNETT GRACE


    THIS PLAN agreement is entered into this 29th day of December, 1995, by and between FIRST COMMERCIAL CORPORATION, Little Rock, Arkansas, ("Employer") and
C. BARNETT GRACE ("Employee").

    W I T N E S S E T H:

    WHEREAS, Employee is employed by the Employer as Chief Executive Officer;
and

    WHEREAS, the Employer values the Employee's services highly and desires to retain his services until his retirement date; and

    WHEREAS, the Employee wishes to remain in the employ of the Employer and further wishes to enter into an agreement providing for supplemental non-qualified retirement and death benefits to be received in accordance with the provisions and conditions of this plan as set forth hereinafter;

    NOW, THEREFORE, in consideration of the premises and of the covenants herein set forth, and for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

    The following terms when used herein shall have the following meaning, unless a different meaning is clearly required by the context.

    1.01 "Change in Control" shall mean the occurrence of at least one of the following events after the Effective Date:

      (a) the acquisition in a single transaction or a series of transactions of any voting securities of the Employer if, after the single transaction or series of transactions, the acquiring person (or persons acting in concert) owns, controls, or holds with power to vote more than fifty percent (50%) of any class of voting securities of the Employer;

      (b) any reclassification (including any reverse stock split) or redemption of voting securities of the Employer, recapitalization of the Employer, merger or consolidation of the Employer or any other transaction which has the effect, directly or indirectly, of increasing the proportionate share of the power to vote, ownership of, or control of voting securities of the Employer by any person (or persons acting in concert) to more than fifty percent (50%); or

      (c) the sale, exchange, mortgage, transfer or other disposition in one transaction or a series of transactions of substantially all of the assets of the Employer.

    1.02 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    1.03  "Effective Date" shall mean January 1, 1995.

    1.04  "Employee" shall mean C. BARNETT GRACE.

    1.05 "Employer" shall mean FIRST COMMERCIAL CORPORATION and its successors and assigns.

    1.06 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

    1.07 "Normal Retirement Date" shall mean the date defined in the Retirement Plan as the Employee's Normal Retirement Date.

    1.08 "Plan" shall mean this FIRST COMMERCIAL CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN FOR C. BARNETT GRACE agreement.

    1.09  "Plan Administrator" shall mean the Employer.

    1.10 "Retirement Committee" shall mean the Retirement Committee to the Retirement Plan.

    1.11 "Retirement Plan" shall mean the First Commercial Corporation Retirement Plan or any successor thereto which is a defined benefit pension plan adopted by the Employer and qualified within the meaning of Code Section 401 or its successor.

    1.12 "Trust" means the FIRST COMMERCIAL CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN TRUST FOR C. BARNETT GRACE which is intended to constitute a "Rabbi Trust." The Trust document is attached hereto as Exhibit "A."

    1.13 "Trustee" means the trustee designated pursuant to the Trust agreement.

    1.14 "Year of Service" shall mean a twelve (12) month period of continuous employment.


                                  ARTICLE II

                              RETIREMENT BENEFIT
                              ------------------

    2.01  Retirement Date.  The Employee may retire, or may be retired, on or
          ---------------
 after the Normal Retirement Date.

    2.02  Retirement Benefit.  The Retirement Benefit payable pursuant to this
          ------------------
Plan on or after the Normal Retirement Date shall be an amount determined as follows by subtracting the amount determined in (b) below from the amount determined in (a) below:

    (a) the monthly benefit due the Employee on or after Normal Retirement Date pursuant to the terms of the Retirement Plan, except such amount shall be computed without regard to the compensation limitation imposed by Code Section 401(a)(17), the benefit limits of Code Section 415 or any other provision of the Code which effectively limits the compensation of the Employee which may be used for determining the benefit due pursuant to the Retirement Plan.

    (b)  the monthly benefit actually provided from the Retirement Plan.

    2.03  Termination Prior to Normal Retirement Date.  Notwithstanding
          -------------------------------------------
Paragraph 2.02 to the contrary, if the Employee terminates employment with the Employer prior to Normal Retirement Date for any reason other than death, the Retirement Benefit payable pursuant to Paragraph 2.02 shall be reduced by multiplying the amount determined in Paragraph 2.02 by a fraction (not to exceed one (1)), the numerator of which shall be the number of continuous Years of Service from the Effective Date of this Plan to the date of termination and the denominator of which shall be the number of continuous Years of Service the Employee would have accumulated from the Effective Date to the Employee's Normal Retirement Date had he continued in employment until his Normal Retirement Date. Notwithstanding the foregoing to the contrary, the fraction determined in the preceding sentence shall equal one (1) in the event the Employee terminates employment with the Employer for any reason other than death within the period beginning forty-five (45) days prior to the date of a Change in Control and ending twenty-four (24) calendar months after the date of a Change in Control.

    2.04  Commencement of the Retirement Benefit.  The Retirement Benefit shall
          --------------------------------------
commence at the same time as the benefit paid pursuant to the Retirement Plan.

    2.05  Form of the Retirement Benefit.  The Retirement Committee shall
          ------------------------------
choose the form of payment of the Retirement Benefit from the forms of payment available to the Employee pursuant to the Retirement Plan or in the form of a single lump sum payment.

    2.06  Actuarial Adjustment of the Retirement Benefit.  The actuarial
          ----------------------------------------------
adjustments which apply pursuant to the Retirement Plan for early commencement and for optional forms of benefits shall apply to determine the amount of the Retirement Benefit.


                                  ARTICLE III

                                 DEATH BENEFIT
                                 -------------

    3.01  Death Benefit.  If the Employee should die prior to commencement of
          -------------
the Retirement Benefit a Death Benefit shall be paid pursuant to this Plan to the surviving spouse of the Employee equal to an amount determined as follows by subtracting the amount determined in (b) below from the amount determined in
(a) below:

    (a) the monthly death benefit due the Employee's surviving spouse pursuant to the terms of the Retirement Plan, except such amount shall be computed without regard to the compensation limitation imposed by Code
         Section 401(a)(17), the benefit limits of Code Section 415 or any other provision of the Code which effectively limits the compensation of the Employee which may be used for determining the death benefit due pursuant to the Retirement Plan.

    (b)  the monthly death benefit actually provided from the Retirement Plan.

    3.02  Death Prior to Normal Retirement Date.  Notwithstanding Paragraph
          -------------------------------------
3.01 to the contrary, if the Employee dies prior to Normal Retirement Date then the Death Benefit payable pursuant to Paragraph 3.01 shall be reduced by multiplying the amount determined in Paragraph 3.01 by a fraction (not to exceed one (1)), the numerator of which shall be the number of continuous Years of Service from the Effective Date of this Plan to the date of death and the denominator of which shall be the number of continuous Years of Service the Employee would have accumulated from the Effective Date to the Employee's Normal Retirement Date had he continued in employment until his Normal Retirement Date. Notwithstanding the foregoing to the contrary, the fraction determined in the preceding sentence shall equal one (1) in the event the Employee dies within the period beginning forty-five (45) days prior to the date of a Change in Control and ending twenty-four (24) calendar months after the date of a Change in Control.

    3.03  Commencement of the Death Benefit.  The Death Benefit shall commence
          ---------------------------------
at the same time and shall be paid pursuant to the same form as the death benefit paid pursuant to the Retirement Plan.

    3.04  Actuarial Adjustment of the Death Benefit.  The actuarial adjustments
          -----------------------------------------
which apply pursuant to the Retirement Plan for early commencement shall apply to determine the amount of the Death Benefit.


                                  ARTICLE IV

                                ADMINISTRATION
                                --------------

    4.01  Fiduciaries.
          -----------
    (a) Any fiduciary shall have only those powers, duties, responsibilities, and obligations which are specifically allocated to them under the Plan. Notwithstanding the foregoing, any person may serve in more than one fiduciary capacity.

    (b) Each fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan authorizing or providing for such direction, information or action. Furthermore, each fiduciary may rely upon any such direction, information or action of any other named fiduciary as being proper under the Plan, and is not required to inquire into the propriety of any such direction, information or action. No fiduciary shall be deemed to have guaranteed the Trust in any manner against investment loss or depreciation in asset value.

    4.02  Powers and Responsibilities of the Employer.
          -------------------------------------------
    (a) The Employer shall supply such information as may be requested by the Plan Administrator or the Trustee including information with respect to compensation, service, age, retirement, death, disability or termination of employment of the Employee.

    (b) The Employer shall receive and review reports of the receipts and disbursements of the Trust from the Trustee;

    (c) The Employer shall file or cause to be filed with the appropriate government agency (or agencies) any required reports, summary plan description, and any other pertinent documents.

    4.03  Plan Administrator.  The "named fiduciary" (as defined in Section 402
          ------------------
of ERISA) of the Plan is the Employer which is also designated under Section
1.09 as the Plan Administrator.

    4.04  Powers and Responsibilities of the Plan Administrator.  The Plan
          -----------------------------------------------------
Administrator shall carry out the daily management of the Plan in accordance with its terms and shall have the power to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Plan Administrator shall be conclusive and binding upon all persons. The Plan Administrator may correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of this Plan. The Plan Administrator shall have such powers and duties, unless otherwise provided herein, as may be necessary to discharge its duties hereunder, including, but not limited to, the power and duty:

    (a) to construe and interpret the Plan, decide all questions of eligibility for payment of any benefits hereunder;

    (b) to adopt such rules, such procedures and forms as it deems appropriate;

    (c) to make a determination as to the right of any person to a benefit and to afford any person dissatisfied with such determination the right to a hearing thereon;

    (d) to receive from the Employer and from the Employee such information as shall be necessary for the proper administration of the Plan;

    (e) to delegate to one or more of the members of the Compensation Committee the right to act in its behalf in all matters connected with the administration of the Plan and to delegate ministerial matters to its agents or employees of the Employer, who need not be members of the Compensation Committee;

    (f) to furnish the Employee a summary explaining the Plan unless exempted under ERISA;

    (g) to furnish the Employee a statement indicating the Employee's accrued benefit under the Plan;

    (h) to maintain all records necessary for verification of information required to be filed with any governmental agency;

    (i) to report to the Trustee all available information regarding the amount of benefits payable to the Employee and, if applicable, the Employee's surviving spouse or any other beneficiary of the Employee, the computations with respect to the allocation of assets, and any other information which the Trustee may require;

    (j) to retain such agents, and employees, including legal counsel (which may be counsel for the Employer), as it deems appropriate for the discharge of its duties hereunder.

    4.05  Voting of Securities.  The Plan Administrator may direct the Trustee
          --------------------
as to the manner in which voting, dissenter's or other stockholder's rights of securities held by the Trust are to be exercised.

    4.06  Decisions of the Plan Administrator.  The decisions of the Plan
          -----------------------------------
Administrator shall be conclusive and binding upon the Employer, the Trustee, the Employee, the Employee's surviving spouse and any other beneficiary of the Employee. All decisions of the Plan Administrator which involve the exercise of discretion shall be made upon the basis of uniform principles established in this Plan and by the Plan Administrator.

    4.07  Records and Statements.  The Plan Administrator shall maintain such
          ----------------------
records as may be required by law, the Plan or as it otherwise deems appropriate for the administration of the Plan. Such records shall be subject to the inspection by the Employer, the Employee, the Employee's surviving spouse and any other beneficiary of the Employee, but only to the extent that they apply to him or her.

    4.08  Payment of Expenses.  All expenses incident to the administration,
          -------------------
termination or protection of the Plan and Trust, including but not limited to, legal, accounting, actuarial and Trustee's fees shall be paid by the Employer.

    4.09  Claims Procedure.  The Plan Administrator shall make all
          ----------------
determinations as to the right of any person to any benefit under the Plan.
The Employee, the Employee's surviving spouse and any other beneficiary of the Employee or their authorized representative may file a request for benefits under the Plan or interpretation of the Plan. Such request shall be deemed filed when made in writing addressed or hand-delivered to the Plan Administrator in care of the Employer. Such request shall be on such form and pursuant to such rules as are adopted by the Plan Administrator and shall set forth the basis of such claim. Upon receipt of such claim, the Plan Administrator shall conduct such examinations as may be necessary to determine the validity of the claims and, if appropriate, shall take such steps as may be necessary to facilitate the payment to which the claimant is entitled.

    4.10  Claims Review Procedure.  If any claim is denied, the Plan
          -----------------------
Administrator shall notify the claimant in writing. The notice of the denial of the claim shall state the specific reason for such denial and cite any applicable provisions of the Plan upon which the denial is based. If the claim can be corrected, a request for such information shall be made and the reason for requesting such additional information shall be stated in the notice to the claimant. The claimant shall be entitled to appeal the decision to the Plan Administrator for a period of sixty (60) days after receipt of the notification of denial. The claimant shall be advised that the failure to perfect and appeal within such sixty (60) day period shall make the Plan Administrator's decision conclusive. The Plan Administrator shall furnish the claimant or his personal representative any Plan information needed to perfect his appeal.

    4.11  Unclaimed Benefits.  The Employee, the Employee's surviving spouse
          ------------------
and any other beneficiary of the Employee shall file with the Plan Administrator from time to time in writing, their home address and each change of home address. Any communication addressed to the Employee, the Employee's surviving spouse or any other beneficiary of the Employee at their last home address filed with the Plan Administrator, or if no such address was filed, then at his last home address as shown on the Employer's records, shall be binding on the Employee, the Employee's surviving spouse and any other beneficiary of the Employee for all purposes of the Plan. The Plan Administrator shall not be obligated to search for or ascertain the whereabouts of the Employee or his surviving spouse. If the Plan Administrator furnishes notice to the Employee, the Employee's surviving spouse or any other beneficiary of the Employee that he or she is entitled to a distribution and the Employee, the Employee's surviving spouse or any other beneficiary of the Employee fails to claim such distribution or make their whereabouts known to the Plan Administrator, such benefit shall be retained by the Plan until the earliest of (i) the date of the Plan is terminated without the establishment of a successor plan, or (ii) the date the Employer is liquidated.

    4.12  Indemnification.  The Employer shall indemnify each member of the
          ---------------
Retirement Committee, each fiduciary with respect to the Plan and any person acting on behalf of the Retirement Committee or any fiduciary with respect to the Plan, from and against any and all liabilities, costs, damages or expenses occasioned by any act or omission, to the extent required by the Employer's Bylaws, court decision or individual agreement with such person, but not in any event when the same is judicially determined to be due to the willful misconduct or fraud of such person. The Employer may purchase insurance to the extent deemed appropriate in connection with such indemnification.


                                   ARTICLE V

                          FUNDING AND RELATED MATTERS
                          ---------------------------

    5.01  Compliance With Applicable Law.  It is the intent of the Employer to
          ------------------------------
comply with Title I of ERISA. With respect to such Title, this Plan is intended to be an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees and it is not intended that any separate trust or other pool of assets shall exist solely for the payment of benefits, except for the Trust.

    5.02  General Unsecured Contractual Obligation.  The Employer may purchase
          ----------------------------------------
certain investment assets, including life insurance policies, to help defray the cost of providing benefits hereunder. However, such assets shall in no event be considered a trust fund and such assets shall be available at all times for any purpose of the Employer. Neither the Employee nor any other person shall have any interest in any funds or in any specific asset or assets of the Employer by reason of the benefits provided hereunder, nor any right to receive any distribution pursuant to this Plan except to the extent expressly provided in this Plan. No consent of the Employee shall be required in connection with any purchase, sale, suspension or termination of any assets of the Employer to be used to defray the cost of providing assets hereunder and such assets shall remain subject at all times to the unrestricted control of the Employer. Such assets shall remain assets of the Employer subject to the rights of all of its creditors. Should the Employer have insufficient assets to satisfy any obligations under this Plan, the Employee, the Employee's surviving spouse or any other beneficiary of the Employee will only have the right of any unsecured general creditor of the Employer under state law.

    5.03  Rabbi Trust.  Notwithstanding Paragraph 5.02 to the contrary, in the
          -----------
event of a Change in Control, a single lump sum amount actuarially equivalent to the Retirement Benefit which has accrued up to the date of the Change in Control shall be contributed by the Employer to the Trustee of the Trust. Actuarial equivalence shall be determined using the factors set forth in the Retirement Plan. If the Employee shall continue to be employed by the Employer after a Change in Control, an additional amount shall be contributed by the Employer to the Trustee of the Trust each calendar year, if necessary, in order to maintain a lump sum amount in the Trust which is actuarially equivalent to the Retirement Benefit which has accrued as of the end of each applicable calendar year. Notwithstanding the foregoing sentence and paragraph 5.02 to the contrary, the Employer may fund the Trust prior to a Change in Control in such amounts as it shall determine in its complete discretion.

    5.04  Protective Clause.  Neither the Employer, the Trustee nor the Plan
          -----------------
Administrator shall be responsible for the validity of any contract of insurance issued in connection with the Plan or Trust or for the failure on the part of the insurer to make payments provided by such contract, or for the action of any person which may delay payment or render a contract null and void or unenforceable in whole or in part.


                                   ARTICLE VI

                                   AMENDMENT
                                   ---------

    6.01  Amendment.  The Board of Directors of the Employer shall have the
          ---------
right to amend this Plan, at any time and from time to time, in whole or in part without the consent of the Employee, the Employee's surviving spouse, or any other beneficiary of the Employee. No such amendment shall reduce or eliminate the benefits of the Employee or, in the event of the Employee's death, the Employee's surviving spouse or any other beneficiary of the Employee which have accrued up to the effective date of the amendment. No such amendment shall eliminate the increase to one (1) of the fraction referred to in the last sentence in both Paragraphs 2.03 and 3.02 in the event of a Change in Control with respect to the determination of the benefits which have accrued up to the effective date of the amendment.


                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

    7.01  Limitation of Rights; Employment Relationship.  Neither the
          ---------------------------------------------
establishment of this Plan nor any modification thereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving the Employee or other person any legal or equitable right against the Employer except as provided in the Plan. In no event shall the terms of employment of the Employee be modified or in any way be affected by the Plan.

    7.02  Limitation on Assignment.  Benefits under this Plan may not be
          ------------------------
assigned or alienated by the Employee, the Employee's surviving spouse or any other beneficiary of the Employee. The interest in benefits provided pursuant to the Plan of the Employee, the Employee's surviving spouse or any other beneficiary of the Employee shall not be subject to their debts or liabilities and shall not be subject to attachment, garnishment or other legal process as a result of any of their debts or liabilities.

    7.03  Representations.  The Employer does not represent or guarantee that
          ---------------
any particular federal or state income, payroll, personal property or other tax consequence will result to the Employee from participation in this Plan. The Employee should consult with professional tax advisors to determine the tax consequences of his participation.

    7.04  Other Retirement Plans.  Nothing contained herein shall in any way
          ----------------------
limit the Employee's right to participate in or benefit from any pension or profit sharing or other retirement plan for which he is currently eligible by reason of his employment.

    7.05  Reporting Requirements.  In order to comply with the reporting and
          ----------------------
disclosure requirements of ERISA, the Employer shall file with the Department of Labor a single statement concerning this Plan which shall include the Employer's name, address, identification number, declaration that the Employer maintains the Plan primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees and the number of such agreements maintained by the Employer.

    7.06  Binding.  This Plan shall be binding upon the parties hereto, their
          -------
heirs, assigns, successors, executors and administrators. In the event the Employer becomes a party to any merger, consolidation or reorganization, this agreement shall remain in full force and effect as an obligation of the Employer or its successors in interest.

    7.07  Severability.  In the event that any provision of this Plan shall be
          ------------
held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted herein.

    7.08  Governing Law.  The validity, construction, and effect of this Plan
          -------------
and its enforcement shall be determined by ERISA, by the common law of trusts as developed under ERISA and the laws of Arkansas to the extent not preempted by ERISA.

    7.09  Arbitration.  Any controversy or claim arising out of, or relating
          -----------
to, this Plan, or the breach thereof, may be settled by arbitration in the City of Little Rock, Arkansas in accordance with the rules then existing of the American Arbitration Association, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

    7.10  Entire Agreement.  This Plan agreement as written expresses the
          ----------------
entire agreement between the parties with respect to the matters to which it pertains.

    IN WITNESS WHEREOF, the parties hereto have executed this Plan agreement on the date referred to hereinabove.


                                    EMPLOYER:

                                    FIRST COMMERCIAL CORPORATION


                                    By:   /s/ Sam C. Sowell
                                         ------------------------------------
                                         Sam C. Sowell

                                    Title:   Director
                                             Chairman, Compensation Committee
                                            ---------------------------------


                                    EMPLOYEE:


                                    By:   /s/ C. Barnett Grace
                                         ------------------------------------
                                         C. Barnett Grace

EXHIBIT "A"



                          FIRST COMMERCIAL CORPORATION
                  SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN TRUST
                                      FOR
                               C. BARNETT GRACE



    THIS TRUST agreement entered into this 29th day of December, 1995, by and between FIRST COMMERCIAL CORPORATION ("Employer") and FIRST COMMERCIAL TRUST COMPANY, N.A. ("Trustee");

    WHEREAS, the Employer has adopted the FIRST COMMERCIAL CORPORATION SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN FOR C. BARNETT GRACE ("Plan") effective January 1, 1995.

    WHEREAS, the Employer expects to incur liability under the terms of such Plan;

    WHEREAS, the Employer wishes to establish a trust (hereinafter called "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of the Employer's creditors in the event of the Employer's Insolvency, as herein defined, until paid to the employee of the Employer covered under the Plan ("Participant") or his beneficiary upon his death ("Beneficiary") in such manner and at such times as specified in the Plan;

    WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974;

    NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:


                      Section 1.  Establishment Of Trust

    (a) The Employer hereby creates this Trust with the Trustee with the assets to be held, administered and disposed of by Trustee as provided in this Trust agreement.

    (b)  The Trust hereby established shall be irrevocable.

    (c) The Trust is intended to be a grantor trust, of which the Employer is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

    (d) The principal of the Trust, and any earnings thereon shall be held separate and apart from other funds of the Employer and shall be used exclusively for the uses and purposes of the Plan Participant, his Beneficiary and the general creditors of the Employer as herein set forth.

    (e) The Plan Participant and his Beneficiary shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and this Trust Agreement shall be mere unsecured contractual rights of the Plan Participant and his Beneficiary against the Employer. The Plan Participant and his Beneficiary are enjoined and restrained from anticipating, assigning, (either at law or in equity), alienating, pledging, transferring, selling, or otherwise disposing of his or her unsecured contractual rights and is without power to do so, and no such anticipation, assignment, transfer, sale or other disposition shall be recognized by the Trustee, nor shall the same pass any right, title or interest, if any, of the Plan Participant and his Beneficiary, and none of the unsecured contractual rights of the Plan Participant and his Beneficiary shall be subject to the claims of creditors or other persons, bankruptcy proceedings, or the liabilities or obligations incurred by the Plan Participant and his Beneficiary.

    (f) Any assets held by the Trust will be subject to the claims of the Employer's general creditors under federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

    (g) Neither the Trustee nor the Plan Participant or his Beneficiary shall have any right to compel additional deposits to the Trust from the Employer beyond the amounts set forth in the Plan.


       Section 2.  Payments to the Plan Participant and his Beneficiaries

    (a) The Employer shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amount payable in respect of the Plan Participant (and his Beneficiary), that provides a formula or other instructions acceptable to Trustee for determining the amount so payable, the form in which such amount is to be paid (as provided for or available under the Plan), and the time of commencement for payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the Plan Participant and his Beneficiary in accordance with such Payment Schedule. The Trustee shall make provision for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plan and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Employer.

    (b) The entitlement of the Plan Participant or his Beneficiary to benefits under the Plan shall be determined pursuant to the terms of the Plan, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plan.


     Section 3.   Trustee Responsibility Regarding Payments From the Trust
                         When the Employer Is Insolvent

    (a) The Trustee shall cease payment of benefits to the Plan Participant or his Beneficiary if the Employer becomes Insolvent. The Employer shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Employer is unable to pay its debts, as they become due, or (ii) the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

    (b) At all times during the continuance of this Trust the principal and income of the Trust shall be subject to claims of general creditors of the Employer under federal and state law as set forth below:

        (i) The Compensation Committee of the Board of Directors of the Employer shall have the duty to inform the Trustee in writing of the Employer's Insolvency. If a person claiming to be a creditor of the Employer alleges in writing to the Trustee that the Employer has become Insolvent, the Trustee shall determine whether the Employer is Insolvent and, pending such determination, shall discontinue payment of benefits to Plan Participants or their beneficiaries.

        (ii) Unless the Trustee has actual knowledge of the Employer's Insolvency, or has received notice from the Employer or a person claiming to be a creditor alleging that the Employer is Insolvent, the Trustee shall have no duty to inquire whether the Employer is Insolvent. The Trustee may in all events rely on such evidence concerning the Employer's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Employer's solvency.

        (iii) If at any time the Trustee has determined that the Employer is Insolvent, the Trustee shall discontinue payments to the Plan Participant or his Beneficiary and shall hold the assets of the Trust for the benefit of the Employer's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of the Plan Participant or his Beneficiary to pursue their rights as general creditors of the Employer with respect to benefits due under the Plan or otherwise.

        (iv) The Trustee shall resume the payment of benefits to the Plan Participant or his Beneficiary in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that the Employer is not Insolvent (or is no longer Insolvent).

    (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due the Plan Participant or his Beneficiary under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to the Plan Participant or his Beneficiary by the Employer in lieu of the payments provided for hereunder during any such period of discontinuance.


                     Section 4.  Payments to the Employer

    Except as provided in Section 3 hereof, the Employer shall have no right or power to direct Trustee to return to the Employer or to divert to others any of the trust assets before all payments have been made to the Plan Participant and his Beneficiary pursuant to the terms of the Plan.


                        Section 5.  Investment Authority

    In no event may the Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by the Employer, other than a de minimis amount held in common investment vehicles in which the Trustee invests. All rights associated with assets of the Trust shall be exercised by the Trustee or by a person designated by the Trustee, and shall in no event be exercisable by or rest with the Plan Participant.


                       Section 6.  Disposition of Income

    During the term of this Trust all income received by the Trust shall be accumulated and reinvested.

                     Section 7.  Accounting by the Trustee

    The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Employer, the Trustee and the Plan Participant (or, in the event of his death his Beneficiary). Within 180 days following the close of each calendar year and within 30 days after the removal or resignation of Trustee, Trustee shall deliver to the Employer and the Plan Participant (or, in the event of his death his Beneficiary) a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.


                   Section 8.  Responsibility of the Trustee

    (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Employer which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by the Employer. In the event of a dispute between the Employer and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

    (b) If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Employer agrees to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If the Employer does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

    (c) The Trustee may consult with legal counsel (who may also be counsel for the Employer generally) with respect to any of its duties or obligations hereunder.

    (d) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

    (e) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, including, without limitation, all powers conferred by Ark. Code Ann. Section 28-69-116, unless expressly
                      -------------
         provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a Beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

    (f) Notwithstanding any powers granted to Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.


               Section 9.  Compensation  and Expenses of Trustee

    The Employer shall pay all administrative and Trustee's fees and expenses.


              Section 10.  Resignation and Removal of the Trustee

    (a) The Trustee may resign at any time by written notice to the Employer, which shall be effective 90 days after receipt of such notice unless the Employer and Trustee agree otherwise.

    (b) The Trustee may be removed by the Employer on 90 days notice or upon shorter notice accepted by Trustee.

    (c) Upon resignation or removal of Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 90 days after receipt of notice of resignation, removal or transfer, unless the Employer extends the time limit.

    (d) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraphs (a) or (b) of this section.
         If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

                     Section 11.   Appointment of Successor

    (a) If the Trustee resigns or is removed in accordance with Section 10(a) or (b) hereof, the Employer, with the consent of the Participant, or, the Beneficiary in the event of the Participant's death, may appoint a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new Trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by the Employer or the successor Trustee to evidence the transfer.

    (b) The successor Trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor Trustee shall not be responsible for and the Employer shall indemnify and defend the successor Trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event, or any condition existing at the time it becomes successor
         Trustee.


                     Section 12.  Amendment or Termination

    (a) This Trust Agreement may be amended by a written instrument executed by the Trustee and the Employer, with the consent of the Plan Participant (or, in the event of his death, his Beneficiary). Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plan or shall make the Trust revocable.

    (b) The Trust shall not terminate until the date on which the Plan Participant and his Beneficiary are no longer entitled to benefits pursuant to the terms of the Plan.

    (c) Upon written approval of the Participant or his Beneficiary entitled to payment of benefits pursuant to the terms of the Plan, the Employer may terminate this Trust prior to the time all benefit payments under the Plan have been made. All assets in the Trust at termination shall be returned to the Employer.

                           Section 13.  Miscellaneous

    (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

    (b) Benefits payable to the Plan Participant and his Beneficiary under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

    (c) This Trust Agreement shall be governed by and construed in accordance with the laws of Arkansas.

    IN WITNESS WHEREOF, the parties hereto have executed this Trust Agreement on the date referred to hereinabove.


                                    EMPLOYER:

                                    FIRST COMMERCIAL CORPORATION

                                    By:   /s/ Sam C. Sowell
                                         ------------------------------------
                                         Sam C. Sowell

                                    Title:   Director
                                             Chairman, Compensation Committee
                                            ---------------------------------


                                    TRUSTEE:

                                    FIRST COMMERCIAL TRUST COMPANY, N.A.

                                    By:   /s/ Mike O'Brien
                                         ------------------------------------
                                          Mike O'Brien

                                    Title:   President and Chief Executive
                                             Officer
                                            ---------------------------------